Defined Asset Funds [Registered]

                             Quantitative Research
                                  2000 Series
                                       4

                            The Select Ten Portfolio

A Disciplined Approach
To Value Investing . . .

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[logo] SELECT TEN PORTFOLIO DJIA

Defined Asset Funds -
Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind - yours.

THE DOW JONES INDUSTRIAL AVERAGE(*) (DJIA) - Its 30 companies are known the world over as giants of global industry. A benchmark for American stock prices, its gains and losses influence markets around the globe. Defined Asset Funds [Registered] has a strategy designed to select value stocks from this esteemed index . . .

                            The Select Ten Strategy

The Portfolio

The Defined Asset Funds Select Ten Portfolio seeks total return by investing in ten stocks from the DJIA, based on dividend yield. The Portfolio aims for both dividend income and capital appreciation by following a value-oriented strategy.

Dividend Yield

The Strategy calls for selecting the ten highest dividend-yielding stocks in the DJIA, and investing approximately equal dollar amounts in each stock. A higher yield may indicate that a stock is out of favor. As the price of a stock declines, the dividend yield often increases, indicating a possible buying opportunity.

The Universe

The stocks were chosen from the DJIA, representing large-cap industry leaders, which derive a portion of their revenue from international operations. Their size, strength and financial stability may give them the resiliency to overcome adversity. Therefore, these companies may be able to recover from current under-valuations.

New Portfolio Annually

The Portfolio will hold its stocks for about one year. At the end of that period, we intend to reapply the Strategy to select a new Portfolio of the ten highest dividend-yielding stocks at that time. This annual process makes it possible for the Strategy to capitalize on new opportunities in the marketplace.

Discipline

Using dividend yield as a selection criterion eliminates emotion from the investment decision- making process. This disciplined contrarian approach to investing selects established stocks that others might be selling. It also eliminates the need to make buy and sell decisions on individual stocks.

Tax Efficiency

By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). On rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.


From Inception Through 6/30/00 (including annual rollovers)     Most Recently Completed Portfolio
Series            Inception Date            Return              Period                      Return
B                 5/17/91                   10.45%              6/1/98 - 7/9/99             8.04%
A                 1/3/92                    9.72                2/4/99 - 3/10/00            -15.59
C                 9/1/92                    12.18               9/28/98 - 10/29/99          11.44
3                 7/22/96                   8.25                8/3/98 - 9/10/99            11.05
5                 11/1/96                   4.75                11/16/98 - 12/17/99         2.36
J                 1/2/97                    1.84                1/11/99 - 2/11/00           -18.07
1                 2/25/97                   -1.17               3/8/99 - 4/7/00             -6.03
2                 4/28/97                   0.83                5/10/99 - 6/9/00            -19.83
4                 9/3/97                    -2.13               9/8/98 - 10/15/99           8.75

The chart above shows average annual total returns, which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. "From Inception" returns differs from "Most Recently Completed Portfolio" returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

(*)Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of this Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to this Portfolio. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.

Select Ten Portfolio 2000 Series 4(+)

Name of Issuer                               Symbol   Current Dividend Yield(++)
1. Philip Morris Companies, Inc.               MO               7.82%
2. Caterpillar, Inc.                           CAT              3.66
3. Du Pont (E.I.) De Nemours & Company         DD               3.49
3. International Paper Company                 IP               3.32
4. General Motors Corporation                  GM               2.83
5. Eastman Kodak Company                       EK               2.80
6. AT&T Corporation                            T                2.73
8. Minnesota Mining & Manufacturing Company    MMM              2.73
9. SBC Communications, Inc.                    SBC              2.28
10. The Procter & Gamble Company               PG               2.26

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

Hypothetical Past Performance of the Strategy (not any Portfolio)
27-Year Annual Total Returns

Strategy returns are net of sales charges and expenses(ss)

                                      S&P 500(*)                                          S&P 500
Year     Strategy(ss)    DJIA         Index          Year      Strategy(ss)     DJIA       Index

1973     -4.08%         -13.12%      -14.66%         1988       22.44           15.95      16.58
1974     -2.40          -23.14       -26.47          1989       25.65           31.71      31.11
1975     55.65           44.40        36.92          1990      -10.14           -0.57      -3.20
1976     33.25           22.72        23.53          1991       31.81           23.93      30.51
1977     -2.90          -12.71        -7.19          1992        6.44            7.34       7.67
1978     -1.91            2.69         6.39          1993       25.30           16.72       9.97
1979     10.48           10.52        18.02          1994        1.95            4.95       1.30
1980     24.69           21.41        31.50          1995       34.97           36.48      37.10
1981      5.51           -3.40        -4.83          1996       26.34           28.57      22.69
1982     23.78           25.79        20.26          1997       19.92           24.78      33.10
1983     36.93           25.68        22.27          1998        8.55           18.00      28.34
1984      5.41            1.06         5.95          1999        1.68           27.01      20.89
1985     27.00           32.78        31.43        6/30/00     -17.47           -8.44      -0.44
1986     32.96           26.91        18.37
1987      5.06            6.02         5.67          Average    14.28%          13.05%     13.40%

Average Annual Total Returns

For periods ending 12/31/99
                         3 year       5 year       10 year     15 year         20 year    25 year
Strategy(ss)              9.49%       17.51%        13.65%      16.47%          17.01%     16.99%
DJIA                     23.20        26.83         18.19       19.52           17.95      16.72
S&P 500 Index            27.34        28.28         18.07       18.78           17.64      17.02

Hypothetical past performance of the Strategy is no guarantee of future performance of any Portfolio. There can be no assurance that any Portfolio will outperform either index. The Strategy would have underperformed the DJIA in 14 and the S&P 500 Index in 13 of the last 27 years.

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions.

The Dow Jones Industrial Average

The Dow Jones Industrial Average consists of 30 common stocks chosen by the editors of The Wall Street Journal. The current companies are:

Alcoa
American Express
AT&T
Boeing
Caterpillar
Citigroup
Coca-Cola
Du Pont
Eastman Kodak
Exxon Mobil
General Electric
General Motors
Hewlett-Packard
Home Depot
Honeywell International
Intel
IBM
International Paper
J.P. Morgan
Johnson & Johnson
McDonald's
Merck
Microsoft
Minnesota Mining & Manufacturing (3M)
Philip Morris
Procter & Gamble
SBC Communications
United Technologies
Wal-Mart
Walt Disney

(+) Initial date of deposit September 18, 2000.
(++) Current dividend yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on that security and dividing the result by its market value as of the close of trading on September 15, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates. (ss) Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

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BUY WITH KNOWLEDGE.  HOLD WITH CONFIDENCE.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy Portfolios[SM]
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that unit prices will not decline.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

o These stocks may have higher yields because they or their industries are experiencing difficulties or are out of favor. There can be no assurance that the market factors which contributed to these relatively low prices will change.

o Stocks are chosen for characteristics such as quality and value, which may be at odds with those of the stocks driving the market at any given time.

Taxes

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                      As a % of Public         Amount per
                                      Offering Price           1,000 Units

Initial Sales Charge                  1.00%                    $10.00
Deferred Sales Charge                 1.50%                    $15.00
Maximum Sales Charge                  2.50%                    $25.00
Creation and Development Fee
(as a % of net assets)                0.250%                   $2.48
Estimated Annual Expenses
(as a % of net assets)                0.170%                   $1.68
Estimated Organization Costs                                   $1.00

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                                    Your Maximum Sales Charge
         If You                                     (as a % of your investment)
         Invest:                                             Will Be:

Less than $50,000                                              2.50%
$50,000 to $99,999                                             2.25
$100,000 to $249,999                                           1.75
$250,000 to $999,999                                           1.50
$1,000,000 or more                                             0.75

Add Value To Your Portfolio Today!

You can get started with $250. This fund is eligible for purchase through Unlimited Advantage[SM] accounts, in which Unlimited Advantage fees apply in lieu of the above sales charges. Call your financial professional to learn how the Select Ten Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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[copyright]2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.